Exhibit 99.1

Excerpts from the Definitive Proxy Statement on Schedule 14A filed on June 2, 2009

Comparison of Shareholders’ Rights Under Alberta Law and Bermuda Law

The rights of holders of Common Shares are currently governed by the laws of the Province of Alberta (particularly the ABCA), the Corporation’s articles of incorporation and the Corporation’s by-laws. Upon consummation of the Arrangement, the rights of holders of TransAtlantic Bermuda Common Shares will be governed by the laws of Bermuda (particularly the Bermuda Act), as well as the Certificate of Continuance, the Memorandum of Continuance and the TransAtlantic Bermuda Bye-Laws. The Memorandum of Continuance and the TransAtlantic Bermuda Bye-Laws will each become effective upon filing in Bermuda. Copies of the proposed Memorandum of Continuance to be filed in Bermuda by the Corporation and a copy of the TransAtlantic Bermuda Bye-Laws are attached as Appendices “C” and “D,” respectively, to this Information Circular.

In general terms, the Bermuda Act provides greater flexibility to management through a company’s Bye-Laws and generally lower shareholder and creditor approval requirements for corporate acts than the ABCA. The following is a summary of the material differences that could affect the rights of holders of Common Shares, which arise from differences between the ABCA and the Bermuda Act or differences between the articles of incorporation and by-laws of the Corporation and the Memorandum of Continuance and Bye-Laws of TransAtlantic Bermuda. The following summary is qualified by reference to applicable legislation (Bermuda and Alberta), the current articles of incorporation and by-laws of the Corporation and the Memorandum of Continuance and the TransAtlantic Bermuda Bye-Laws. Shareholders should consult their legal and tax advisors regarding the implications of the Arrangement which may be of particular importance to them.

Subject Matter	Alberta	Bermuda
Number of Authorized Shares	The authorized capital of the Corporation currently consists of an unlimited number of Common Shares and an unlimited number of preferred shares issuable in series, without par value.	Under the Bermuda Act, companies must establish a set number of authorized shares. Accordingly, to implement the Arrangement, TransAtlantic Bermuda will be authorized to issue up to 1,000,000,000 TransAtlantic Bermuda Common Shares of par value US$0.01 each and 100,000,000 undesignated shares of par value US$0.01 each.
Par Value of Common Shares	The ABCA prohibits corporations from having shares with nominal or par value. The Common Shares have no par value.	Under the Bermuda Act, companies must have shares with a par value. Accordingly, to implement the Arrangement, each Common Share without par value will, effective immediately upon the Arrangement, be changed into a TransAtlantic Bermuda Common Share with a par value of US$0.01 each.
Issue of Common Shares	The ABCA requires shares to be issued as fully-paid and non-assessable.	Although not required by the Bermuda Act, the TransAtlantic Bermuda Bye-Laws will require shares to be issued as fully-paid and non-assessable.

Subject Matter	Alberta	Bermuda
Registered Office	The ABCA requires companies to have a registered office in Alberta, Canada. The Corporation’s registered office is in Alberta, Canada.	Under the Bermuda Act, each company must have its registered office in Bermuda. Accordingly, to implement the Arrangement, the Corporation will change its registered office from its current registered office in Calgary, Alberta, to an office located in Bermuda effective immediately upon the completion of the Arrangement.
Appointment of Auditor	The Corporation’s current auditors are KMPG LLP.	The Arrangement will require the appointment of an auditor in accordance with the Bermuda Act to be effective immediately upon completion of the Arrangement. TransAtlantic Bermuda will appoint KPMG LLP, the Corporation’s current auditors, to fulfill this requirement.
Supermajority and Fundamental Changes

Generally, any questions proposed for consideration by the Shareholders must be passed by an ordinary resolution, being a resolution passed by a majority of the votes cast by the Shareholders who voted in respect of that resolution.

Under the ABCA, various extraordinary corporate transactions, must be passed by way of special resolution, being a resolution passed by a majority of not less than two-thirds (2/3) of the votes cast by the Shareholders who voted in respect of that resolution (a “Special Resolution”). These include any: (i) amalgamation, (ii) continuance to another jurisdiction (iii) sale, lease or exchange of all or substantially all the property of the Corporation, (iv) liquidation and dissolution of the Corporation, (v) splitting of a class of shares where more than one class of shares is outstanding, (vi) reduction of stated capital, or (vii) change to the articles of the Corporation. Changes to the articles of the Corporation would include, without limitation: changing the name of the Corporation; increasing or decreasing the minimum or maximum number of directors; creating new classes of shares; adding, changing or removing any rights, privileges, restrictions and conditions in respect of all or any of the Corporation’s shares; changing shares of any class or series into a different number of shares of the same class or series or into

As under the ABCA, under the Bermuda Act, generally, any questions proposed for consideration by the Shareholders shall be decided on a simple majority of votes or by the majority set forth in the bye-laws of the company.

As under the ABCA, the TransAtlantic Bermuda Bye-Laws will require any amalgamation, continuance to another jurisdiction, voluntary winding-up or sale, lease or exchange of all or substantially all of TransAtlantic Bermuda’s property to be approved by the Shareholders by way of a Special Resolution.

Other matters will require a simple majority of votes under Bermuda law including: splitting of a class of shares where more than one class of shares is outstanding; a reduction of issued capital; increasing or decreasing the minimum or maximum number of directors; creating new classes of shares; changing shares of any class or series into a different number of shares of the same class or series; canceling a class or series of shares where there are no issued or outstanding shares of that class or series; adding any restriction on the business that the Corporation may carry on; or adding restrictions on the transfer of shares. No approval of the Shareholders will be required to change the name of TransAtlantic Bermuda.

Subject Matter	Alberta	Bermuda

the same or a different number of shares of other classes or series; canceling a class or series of shares where there are no issued or outstanding shares of that class or series; adding any restriction on the business that the Corporation may carry on; or adding restrictions on the transfer of shares.

In addition, certain solvency tests must be met under the ABCA in order for the Corporation to: (i) acquire its own shares, including by redemption, (ii) reduce the stated capital of any class or series of shares, or (iii) pay dividends.

Pursuant to the TransAtlantic Bermuda Bye-Laws, any alteration or abrogation of all or any of the special rights for the time being attached to any class of shares of TransAtlantic Bermuda will require (i) the consent in writing of 100% of the issued shares of that class or (ii) the approval of the holders of not less than seventy-five percent (75%) of the issued shares of that class, and the necessary quorum for a shareholder meeting to consider such a proposal will be two (2) or more persons holding or representing by proxy the majority of the shares of the relevant class.

In addition, the Bermuda Act grants Shareholders additional protection in circumstances involving a resolution altering TransAtlantic Bermuda’s memorandum, in which case an application may be made to the appropriate court by 20% (in nominal value) of the shareholders of TransAtlantic Bermuda or by 20% of the shareholders of any class of capital within 21 days of passing the resolution altering the memorandum, to have that alteration canceled.

Similar to the ABCA, certain solvency tests must be met under the Bermuda Act in order for TransAtlantic Bermuda to: (i) acquire its own shares, including by redemption, (ii) reduce its share capital, or (iii) pay dividends.

Derivative Actions	Under the ABCA, a security holder, officer, director or creditor of the Corporation or any other person who, in the opinion of the Court, is a proper person may, with leave of the Court, bring a derivative action in the name of, and on behalf of, the Corporation to enforce an obligation owed to the Corporation that could be enforced by the Corporation itself or to obtain damages for any breach of such obligation or to defend in the name of, and on behalf of, the Corporation an action brought against the Corporation.	Class actions and derivative actions are generally not available to Shareholders under the laws of Bermuda. However, the Bermuda Supreme Court will usually permit a shareholder to commence an action in the name of a company to remedy a wrong done to the company where the act complained of is alleged to be beyond the corporate power of the company or is illegal or would result in the violation of the company’s memorandum of continuance and bye-laws, or acts that are alleged to constitute a fraud against the minority shareholders or, for instance, where an act requires the approval of a greater percentage of TransAtlantic Bermuda’s shareholders than those who actually approved it.

Subject Matter	Alberta	Bermuda
Remedies for Oppression	The ABCA provides that a security holder, officer, director or creditor of the Corporation or any other person who, in the opinion of the Court, is a proper person has the right to apply to the Court on the grounds that the Corporation is acting or proposes to act in a way that is oppressive or unfairly prejudicial to or that unfairly disregards the interests of any such security holder, officer, director, creditor or other person. On such application, the Court may make such order as it sees fit.	Under section 111 of the Bermuda Act, any shareholder of TransAtlantic Bermuda who complains that the affairs of TransAtlantic Bermuda are being conducted, or have been conducted, in a manner oppressive or prejudicial to the interests of some of the shareholders, including himself, may petition the Bermuda Supreme Court. The Bermuda Supreme Court, if it is of the opinion that to wind up TransAtlantic Bermuda would unfairly prejudice those shareholders but that otherwise the facts would justify the making of a winding up order on just and equitable grounds, may make such order as it thinks fit. Such an order may provide for regulating the conduct of TransAtlantic Bermuda’s affairs in the future or for the purchase of shares of any of its shareholders by other shareholders of TransAtlantic Bermuda or by TransAtlantic Bermuda itself and, in the case of a purchase by TransAtlantic Bermuda itself, for the reduction accordingly of its capital, or otherwise. Bermuda law also provides that TransAtlantic Bermuda shall be wound up by the Bermuda Supreme Court if the Bermuda Supreme Court is of the opinion that it is just and equitable so to do. These provisions are available to minority shareholders seeking relief from the oppressive conduct of majority shareholders and the Bermuda Supreme Court has wide discretion to make such order as it thinks fit. Except as set out above, all other claims against TransAtlantic Bermuda by its shareholders must be based on either the general law of contract or tort applicable in Bermuda.
Right of Dissent and Appraisal	Under the ABCA, the Shareholders have the right to dissent from (i) corporate acts involving certain amendments to the articles, (ii) altering the restrictions, if any,on the business carried on by the Corporation, (iii) the continuance of the Corporation out of the jurisdiction, (iv) statutory amalgamations or (v) a sale by the Corporation of all or substantially all of its property and to exercise their statutory appraisal rights after such dissent,	Appraisal rights similar to the rights granted under the ABCA are generally not available under Bermuda law, except in the case of (i) an amalgamation of TransAtlantic Bermuda with another body corporate; (ii) a minority dissenting to a takeover under section 102 of the Bermuda Act; or (iii) a squeezeout of a minority by a 95% or greater majority under section 103 of the Bermuda Act. However, the TransAtlantic Bermuda Bye-Laws will

Subject Matter	Alberta	Bermuda
	receiving a cash payment for the redemption of their shares.	provide for substantially the same rights of dissent and appraisal as are available under the ABCA.
Meetings on Requisition of Shareholders	Under the ABCA, the board of directors on the requisition of one or more Shareholders holding in the aggregate not less than 5% of the issued and outstanding Common Shares carrying the right to vote must call a general meeting of the Corporation and, if the directors do not call a meeting within 21 days from the date of the deposit of the requisition, the requisitionists may call a shareholders’ meeting.	The Bermuda Act provides that special meetings of the Shareholders may be called only on the requisition of Shareholders holding at the date of the deposit of the requisition not less than 10% of the paid-up capital of TransAtlantic Bermuda as at the date of the deposit carries the right of voting at general meetings of TransAtlantic Bermuda. If the directors do not within 20 days from the date of the deposit of the requisition proceed duly to convene a meeting, the requisitionists, or any of them, representing more than one-half of the total voting rights of all of them, may themselves convene a meeting, but any meeting so convened shall not be held after the expiration of three months from said date.
Shareholder Quorum	Under the ABCA, a quorum for an annual general meeting of shareholders of a corporation is a holder or holders of a majority of the shares entitled to vote at the meeting present in person or represented by proxy, unless its by-laws otherwise provide. The Corporation’s by-laws provide that the quorum for meetings of Shareholders is at least two persons present in person or represented by proxy, holding not less than 10% of the Common Shares entitled to vote at the meeting.	Under the Bermuda Act, a company may set the quorum in the company’s bye-laws provided it is at least one individual. The TransAtlantic Bermuda Bye-Laws will adopt the same quorum requirements as the current by-laws of the Corporation, except that the TransAtlantic Bermuda Bye-Laws require a higher quorum for any meeting to consider a proposal to alter or abrogate any special rights attached to shares of TransAtlantic Bermuda. See “—Supermajority and Fundamental Changes.”
Place of Meetings	The ABCA generally requires all meetings of shareholders to be held at any location in Alberta unless the articles provide that meetings may be held outside Alberta. The current articles of the Corporation do not specify where shareholder meetings may be held. As a result, all shareholder meetings of the Corporation must be held in Alberta.	The Bermuda Act permits, and the TransAtlantic Bermuda Bye-Laws will provide, for meetings to be held at any place and time as set forth in the notice of meeting.
Notice of Meetings	Under the ABCA, the Corporation must give not less than 21 days and not more than 50 days notice of a meeting of shareholders.	The Bermuda Act provides that a minimum of five days notice is required to be given of a meeting of the shareholders of a company. The TransAtlantic Bermuda Bye-Laws will require that both annual general meetings and special general meetings be called by not less than 21 clear days’ notice in writing.

Subject Matter	Alberta	Bermuda
Shareholder Proposals	Generally under the ABCA, a Shareholder who has owned at least 1% of the Common Shares for at least six months and has the support of at least 5% of the Shareholders may submit to the Corporation notice of any matter related to the business or affairs of the Corporation that the Shareholder proposes to raise at a shareholder meeting (a “Proposal”). If a Proposal is submitted to the Corporation at least 90 days before the anniversary date of the previous annual meeting of shareholders, then subject to certain conditions, the Corporation shall include the Proposal in the management proxy circular to be sent in connection with the meeting. A Shareholder is also entitled to discuss at a meeting any matter in respect of which the Shareholder would have been entitled to submit a Proposal. A Proposal may include nominations for the election of directors if the Proposal is signed by one or more registered or beneficial Shareholders representing in the aggregate not less than 5% of the Common Shares or 5% of the shares of a class of shares of the Corporation entitled to vote at the meeting. These requirements for Proposals do not preclude nominations for the election of directors being made by any registered Shareholder, or proxy therefor, at a meeting of shareholders.

Under the Bermuda Act and the TransAtlantic Bermuda Bye-Laws, a resolution, including a resolution to elect a director, will only be put to a vote at a meeting of the Shareholders if: (i) it is proposed by or at the direction of the board of directors; (ii) it is proposed at the direction of the Supreme Court of Bermuda; (iii) the chairman of the meeting in his absolute discretion decides that the resolution may properly be regarded as within the scope of the meeting; or (iv) it is proposed on the requisition in writing of either: (a) any number of Shareholders representing not less than 5% of the total voting rights of TransAtlantic Bermuda or (b) not less than 100 Shareholders. A requisition by the Shareholders must be deposited with the registered office of TransAtlantic Bermuda not less than six weeks before a Shareholders meeting, provided that if the requisition has been deposited and an annual general meeting of shareholders is called for a date six weeks or less after such deposit, the requisition will be deemed to be properly deposited. These requirements preclude nominations for the election of directors being made by a Shareholder at a meeting of shareholders called to elect directors, unless the written requisition has been properly deposited as set forth above in advance of the meeting.

TransAtlantic Bermuda will also continue to be subject to SEC securities legislation in the United States, which provides for advance notice requirements for proposals submitted by Shareholders to be considered at an annual meeting of shareholders or to be included in the information circular for such annual meeting.

Vacancies on the Board of Directors	Under the ABCA, a quorum of directors of the Corporation may fill a vacancy among the directors, except the following vacancies, which must be filled by the Shareholders: (i) a vacancy resulting from an increase in the number or minimum number of directors or (ii) a vacancy resulting from a failure to elect the number or minimum number of directors required by the articles.

Under the Bermuda Act, so long as a quorum of directors remains in office, any vacancy occurring in the board of directors may be filled by such directors as remain in office, including any vacancies in the board not filled at any general meeting of shareholders or vacancies created by an increase in the number of directors.

Subject Matter	Alberta	Bermuda

Pursuant to the current by-laws of the Corporation, the number of directors of the Corporation, within the range set forth in the Corporation’s articles, is determined by ordinary resolution of the Shareholders or in the absence thereof, by resolution of the directors.

Pursuant to the TransAtlantic Bermuda Bye-Laws, the number of directors, within the range set forth therein, is determined by resolution of the Board.
Residence of Directors	The ABCA provides that at least half of the directors of the Corporation must be resident Canadians.	The Bermuda Act does not require a listed company to have resident directors in Bermuda, but it must appoint a resident representative.
Solicitation of Proxies	The ABCA requires the Corporation to solicit proxies, concurrently with providing notice of a meeting of shareholders, by sending a form of proxy to each Shareholder who is entitled to receive notice of the meeting.

The Bermuda Act does not require companies to solicit proxies. However, TransAtlantic Bermuda will continue to be subject to the Exchange Act and the provisions thereunder, which will require TransAtlantic Bermuda to solicit proxies and send a form of proxy to each Shareholder in connection with shareholder meetings. Although TransAtlanticBermuda will also continue to be a reporting issuer under the securities legislation in Alberta, British Columbia and Ontario, management expects that TransAtlantic

Bermuda will be considered to be an “SEC foreign issuer” pursuant to such securities legislation. As an “SEC foreign issuer,” TransAtlantic Bermuda will generally be deemed to satisfy various disclosure and reporting requirements under Alberta, British Columbia and Ontario securities laws by complying with the requirements of federal securities laws in the United States, including those requiring the sending of certain documents to securityholders, and filing with the Alberta, British Columbia and Ontario securities commissions those documents which it files with or furnishes to the SEC.

Right to Demand a Poll	Under the ABCA, any one Shareholder present in person or represented by proxy at a shareholder meeting may demand a ballot for purposes of voting at such meeting.	Under the Bermuda Act, a demand for a poll may only be made by the Chairman of the meeting, by at least three Shareholders present in person or represented by proxy at a shareholder meeting or by any Shareholder or Shareholders present in person or represented by proxy at a shareholder meeting and holding between them not less than 10% of the total TransAtlantic Bermuda Common Shares entitled to vote at such meeting.

Subject Matter	Alberta	Bermuda
Indemnification of Directors and Officers

The ABCA imposes a fiduciary duty on every director and officer of the Corporation to act honestly and in good faith with a view to the best interests of the Corporation.

Under the ABCA, the Corporation may indemnify a director or officer, or former directors or officers, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the director or officer in respect of any civil, criminal or administrative action or proceeding to which the director or officer is made a party by reason of being or having been a director or officer of the Corporation, only if such person satisfied such fiduciary duty and, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, such person had reasonable grounds for believing such person’s conduct was lawful.

The Bermuda Act also imposes a fiduciary duty on every director and officer of TransAtlantic Bermuda to act honestly and in good faith with a view to the best interests of TransAtlantic Bermuda.

Bermuda law permits, and the TransAtlantic Bermuda Bye-Laws will provide, that TransAtlantic Bermuda may indemnify a director or officer in respect of any loss arising or liability attaching to such person by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which the person may be guilty in relation to the company or any subsidiary thereof.

TransAtlantic Bermuda may not indemnify its directors or officers against or exempt them from any liability that may arise as a result of fraud or dishonesty on the part of that person.

Amendments to Bye-Laws	The Board may, by resolution, amend or repeal the Corporation’s current bylaws. If it does, the Board must then submit such amendment or repeal to the Shareholders at the next meeting of Shareholders, and the Shareholders may, by ordinary resolution, confirm, reject or amend the amendment or repeal.

The TransAtlantic Bermuda Bye-Laws may be revoked or amended only by the Board, but no such revocation or amendment shall be operative unless and until it is approved at a subsequent meeting of the Shareholders by a simple majority of the votes cast by Shareholders at such meeting, except that the revocation or amendment by the Board of provisions dealing with any of the following matters will require the approval by resolution of Shareholders holding not less than 80% of the issued and outstanding TransAtlantic Bermuda Common Shares entitled to vote at a general meeting of Shareholders:

•       the approvals required to increase the authorized share capital of TransAtlantic Bermuda;

•       the approvals required to make alterations to the share capital of TransAtlantic Bermuda;

•       the approvals required to reduce the issued share capital or any share premium account of TransAtlantic Bermuda;

Subject Matter	Alberta	Bermuda

•       the appointment and removal of directors of TransAtlantic Bermuda;

•       the resignation and disqualification of directors of TransAtlantic Bermuda;

•       the approvals required for the amalgamation of TransAtlantic Bermuda;

•       the approvals required for the continuation of TransAtlantic Bermuda out of Bermuda;

•       the approvals required for the sale of all or substantially all of TransAtlantic Bermuda’s property;

•       shareholders’ rights of dissent and appraisal;

•       the approvals required for altering or abrogating all or any of the special rights attached to any class of shares;

•       the approvals required for the voluntary winding up of TransAtlantic Bermuda; or

•       the approvals required for the revocation or alteration of the TransAtlantic Bermuda Bye-Laws.

The foregoing provisions generally contain some of the statutory rights of Shareholders that are currently provided under the ABCA.